                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549



                                    ========
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               February 26, 1996
                               -----------------
                Date of Report (Date of earliest event reported)



                          Home Shopping Network, Inc.
                          ---------------------------
               (Exact name of Registrant as Specified in Charter)



          Delaware                       1-9118               59-2649518
          --------                       ------               ----------
(State or Other Jurisdiction           (Commission           (IRS Employer
      of Incorporation)               File Number)        Identification No.)


   2501 118th Avenue North
   St. Petersburg, Florida                                       33716
   -----------------------                                       -----
    (Address of Principal                                     (Zip Code)
     Executive Offices)


                                 (813) 572-8585
                                 --------------
                        (Registrant's telephone number,
                              including area code)
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ITEM 5.  OTHER EVENTS

         Home Shopping Network, Inc., (the "Company") is filing their Consolidated Financial Statements, including Balance Sheets as of December 31, 1995 and 1994, and the related Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for each of the years in the three-year period ended December 31, 1995, accompanied by the report of KPMG Peat Marwick LLP, dated February 21, 1996. This filing is being made in connection with the Company's proposed private placement of $100,000,000 of Convertible Subordinated Debentures, which will not be registered under the Securities Act of 1993, as amended. Any securities offered in such private placement may not be offered or sold in the United States absent registration or an exemption from applicable registration requirements.

         If such financing is consummated, the Company intends to use the net proceeds thereof to reduce the outstanding balance of borrowings under the Company's secured revolving Credit Facility. See Notes C and P to the Consolidated Financial Statements filed herewith. There can be no assurance that such private placement will be consummated, or if consummated, as to the amount of net proceeds to be realized from such sale of debentures. In the event that such financing is consummated, the Company will make the appropriate disclosure thereof.

         The Company plans to file its Form 10-K on or before March 30, 1996.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits

         NUMBER                   DESCRIPTION
         ------                   -----------

         27                       Financial Data Schedule (for SEC use only).

         99 Consolidated Financial Statements, including Balance Sheets as of December 31, 1995 and 1994, and the related Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for each of the years in the three year period ended December 31, 1995, accompanied by the report of KPMG Peat Marwick LLP, dated February 21, 1996.




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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOME SHOPPING NETWORK, INC.



Dated:  February 26, 1996               By: /s/ Kevin J. McKeon
                                           ------------------------
                                           Kevin J. McKeon
                                           Executive Vice President,
                                           Chief Financial Officer
                                           and Treasurer
                                           (Principal Financial Officer)

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                                 EXHIBIT INDEX


NUMBER                    DESCRIPTION                                      PAGE
------                    -----------                                      ----
27           Financial Data Schedule (for SEC use only)

99 Consolidated Financial Statements, including Balance Sheets as of December 31, 1995 and 1994, and the related
             Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for each of the years in the three year period ended December 31, 1995, accompanied by the report of KPMG Peat Marwick LLP, dated February 21, 1996.


